EXHIBIT 10.10

                            AGREEMENT OF MERGER
                            -------------------

          AGREEMENT OF MERGER (this "Agreement"), dated as of November 13, 1997, by and between MT Investors Inc., a Delaware corporation (the "Company"), and Mettler-Toledo Holding Inc., a Delaware corporation ("Holding"). The Company and Holding are hereinafter sometimes collectively called the "Constituent Corporations."

                                  RECITALS

          WHEREAS, the Board of Directors of each of the Constituent Corporations deems it advisable and to the welfare and advantage of such Constituent Corporation and its respective stockholders that the Constituent Corporations merge under and pursuant to Section 251 of the General Corporation Law of the State of Delaware into a single corporation, to wit, the Company shall be the surviving corporation, and have approved this Agreement and the merger contemplated hereby (the "Merger");

          WHEREAS, the registered office of the Company in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, and the name of its registered agent at such address is The Corporation Trust Company; and the registered office of Holding in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle, and the name of its registered agent at such address is The Corporation Trust Company.

          NOW, THEREFORE, the corporations, parties to this Agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained do hereby prescribe the terms and conditions of said merger and mode of carrying the same into effect as follows:

                                 ARTICLE 1.

                                 THE MERGER

          1.1. Surviving Corporation. In accordance with the provisions of this Agreement and the applicable laws of the State of Delaware, at the Effective Time (as defined in Section 1.2 hereof), Holding shall be merged with and into the Company, and the Company shall be the surviving corporation (such corporation in its capacity as such surviving corporation being hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence and organization under the laws of the State of Delaware, and the separate existence of Holding shall thereupon cease.

          1.2. Effective Time. A certificate of merger in substantially the form annexed hereto as Annex A (the "Certificate of Merger") shall be filed with the Secretary of State of the State of Delaware by the Company to effect the Merger. The term "Effective Time" shall mean the time at which the Certificate of Merger is filed with the Secretary of State of the State of Delaware.

          1.3. Certificate of Incorporation. At the Effective Time, the form of Amended and Restated Certificate of Incorporation attached hereto as Exhibit A shall become and constitute the Amended and Restated
Certificate of Incorporation of the Surviving Corporation until further amended or changed as provided therein or by law.

          1.4. Bylaws. At the Effective Time, the form of amended Bylaws attached hereto as Exhibit B shall become and constitute the Bylaws of the Surviving Corporation until amended or changed as provided therein or by law.

          1.5. Directors. The directors of the Company at the Effective Time shall be and remain the directors of the Surviving Corporation and each shall hold office until their respective successors are duly elected and qualified.

          1.6. Officers. The officers of the Company at the Effective Time shall be and remain the officers of the Surviving Corporation and shall hold office until their respective successors are duly elected or appointed and qualified.

          1.7. Effect of the Merger. The Surviving Corporation shall succeed, without other transfer, to all the rights and property of Holding and shall be subject to all the debts and liabilities thereof in the same manner as if the Surviving Corporation had itself incurred them. All rights of creditors and all liens put on the property of each of the Constituent Corporations shall be preserved unimpaired.

          1.8. Confirmatory Instruments. If any time after the Effective Time the Surviving Corporation shall consider or be advised that any instruments of further assurance are desirable in order to evidence the vesting in it of the title of either of the Constituent Corporations to any of the property rights of the Constituent Corporations, the appropriate officers or directors of either of the Constituent Corporations, are hereby authorized to execute, acknowledge and deliver all such instruments of further assurance and to do all other acts or things, either in the name of the Company or in the name of Holding, as may be requisite or desirable to carry out the provisions of this Agreement.

                                 ARTICLE 2.
                 MANNER AND BASIS OF CONVERTING SECURITIES

          2.1. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Holding or the holders thereof:

               (i) all of the issued and outstanding shares of capital stock of Holding shall be canceled;

               (ii) each share of Class A Common Stock, par value $.01, of Holding which are issued and outstanding immediately prior to the Effective Time shall be converted into and represent the right to receive
          12.58392 shares of Common Stock, $.01 par value, of the Surviving Corporation;

               (iii) each share of Class B Common Stock, par value $.01, of the Company which are issued and outstanding immediately prior to the Effective Time shall be converted into and represent the right to receive 12.58392 shares of Common Stock, $.01 par value, of the Surviving Corporation; and

               (iv) each share of Class C Common Stock, par value $.01, of the Company which are issued and outstanding immediately prior to the Effective Time shall be converted into and represent the right to receive
          12.58392 shares of Common Stock $.01 par value, of the Surviving Corporation.

At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Class A Common Stock, Class B Common Stock or Class C Common Stock of the Company shall be deemed for all purposes to evidence ownership of, and to represent, shares of Common Stock of the Surviving Corporation into which the shares of Class A Common Stock, Class B Common Stock or Class C Common Stock of the Company formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Company of any such outstanding stock certificate without taking any action shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be able to exercise any voting and all other rights with respect to and receive any dividend or other distributions upon the Common Stock of the Surviving Corporation evidenced by such outstanding certificate as provided.

          2.2. Fractional Securities. No fractional shares shall be issued by the Surviving Corporation as part of the merger consideration. Each shareholder of the Company who otherwise would be entitled to a fractional interest in a share of Common Stock of the Surviving Corporation shall receive an amount of cash (without interest) equal to the market value of any fractional share of Common Stock to which any person becomes entitled as a result of the conversion ratio set forth herein. For such purpose, the market value of a share of Common Stock shall be $___, or such other price as shall be set by the Board of Directors of the Surviving Corporation.

                                 ARTICLE 3.
                               MISCELLANEOUS

          3.1. Conditions. The consummation of the Merger is subject to the following condition: approval of the Merger by the stockholders of the Constituent Corporations as required by Delaware law.

          3.2. Termination of Merger. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned by the board of directors of any Constituent Corporation at any time prior to the date of filing the Certificate of Merger with the Secretary of State of the State of Delaware. This Agreement may be amended by the boards of directors of the Constituent Corporations at any time prior to the date of filing the Certificate of Merger with the Secretary of State, provided that an amendment made subsequent to the adoption of the Agreement by the stockholders of any Constituent Corporation shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series thereof of such Constituent Corporation.

          3.3. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties to this Agreement have caused these presents to be executed by an authorized officer and attested by the Secretary of each party hereto as the respective act, deed and agreement of each of said corporations, on this 14th day of November, 1997.

                                         MT INVESTORS INC.


                                         By: /s/ Robert F. Spoerry
                                            ------------------------------

                                         Name: Robert F. Spoerry
                                              ----------------------------

                                         Title: President
                                               ---------------------------


ATTEST:

By: /s/ Christine J. Smith
   --------------------------------
     Christine J. Smith
     Secretary


                                          METTLER-TOLEDO HOLDING INC.


                                         By: /s/ William P. Donnelly
                                            ------------------------------

                                         Name: William P. Donnelly
                                              ----------------------------

                                         Title: Chief Financial Officer
                                                  and Treasurer
                                               ---------------------------


ATTEST:

By: /s/ Christine J. Smith
   -------------------------------
     Christine J. Smith
     Secretary

                                                            Annex A

                           CERTIFICATE OF MERGER
                                     OF
                        METTLER-TOLEDO HOLDING INC.
                           A DELAWARE CORPORATION

                                    INTO

                     METTLER-TOLEDO INTERNATIONAL INC.

           (a Delaware corporation Pursuant to Section 251 of the
                     Delaware General Corporation Law)

          The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware

          DOES HEREBY CERTIFY:

          FIRST: That the name and state of incorporation of each of the constituent corporations in the merger is as follows:

                    Name                             State of Incorporation
                    ----                             ----------------------

             Mettler-Toledo Holding Inc.                    Delaware

          Mettler-Toledo International Inc.                 Delaware


          SECOND: That an Agreement of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of
Section 251 of the General Corporation Law of the State of Delaware.

          THIRD:  That   Mettler-Toledo   International  Inc.,  a  Delaware
corporation, shall be the surviving corporation.

          FOURTH: That upon the effectiveness of the merger herein described the form of Amended and Restated Certificate of Incorporation attached hereto as Exhibit A shall become and constitute of the surviving the Certificate of Incorporation of Mettler-Toledo International Inc. until further amended or changed as provided therein or by law.

          FIFTH: That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is Im Langacher, P.O. Box MT-100, CH 8606 Greifensee, Switzerland.

          SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

                                      METTLER-TOLEDO INTERNATIONAL INC.

                                      By:
                                         ------------------------------
                                         Name:
                                         Title:

                                                                 EXHIBIT A

            AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                     METTLER-TOLEDO INTERNATIONAL INC.


          FIRST:   The   name   of  the   Corporation   is   Mettler-Toledo
International Inc.

          SECOND: The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent as such address is the Corporation Trust Company.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 135,000,000 shares, all with a par value of One Cent ($.01) per share, of which 10,000,000 shares shall be designated as Preferred Stock, and 125,000,000 shares shall be designated as Common Stock.

          A. Preferred Stock. The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each such series, and to fix the designations, powers, preferences, and rights of the share of each such series, and any qualifications, limitations, or restrictions thereof.

          B. Common Stock. A statement of the powers, preferences, and rights, and the qualifications, limitations or restrictions thereof, in respect of each class of Common Stock is as follows:

          1. Dividends and Distributions:
             ---------------------------

          1.01. The holders of Common Stock shall be entitled to receive dividends and distributions, including distributions in connection with the liquidation, dissolution or winding up of the affairs of the Corporation, when and as declared or made by the Board of Directors of the Corporation, out of funds of the Corporation legally available therefor, payable on such dividend or distribution payment dates to stockholders of record on such record dates, not exceeding 60 days preceding the dividend or distribution payment dates, as shall be fixed for the purpose by the Board of Directors of the Corporation, upon the following terms:

          1.01(a). Dividends or distributions shall be paid ratably to all of the holders of Common Stock in the proportion that the number of shares of Common Stock held by such holder bears to the total number of outstanding shares of Common Stock of the Corporation.

          1.01(b). Dividends or distributions of any property of the Corporation shall be made as follows:

          1.01(b)(i). The value of such property shall be determined in the manner set forth in Section 1.01(b)(ii) on the last business day prior to the date of declaration of such distribution; and such property shall be deemed to have been sold with the resulting net proceeds being equal to such value and shall be distributed to the holders of shares of stock of the Corporation in accordance with Section 1.01(a).

          1.01(b)(ii). For the purpose of determining the value of any property of the Corporation, freely marketable securities which are listed on a national securities exchange shall be valued at the average of their last sales prices on each of the last 20 trading days ending on and including the date of determination. If no sales occurred on any such trading day, such sales price shall be deemed to be the mean between the "bid" and "ask" prices on such day. Freely marketable securities which are not so listed shall be valued at the average of their last closing "bid" and "ask" prices on each of the last 20 trading days ending on and including the date of determination on the basis of quotations furnished by the National Association of Securities Dealers Incorporated, if available. Any security which is held under the representation that it has been acquired for investment and not with a view to public sale or distribution or which is held subject to any other restriction affecting marketability shall be valued at such discount from the value determined under the applicable provisions above as the Board of Directors of the Corporation deems necessary to reflect properly the restricted marketability of such securities. Notwithstanding the foregoing, securities which are not freely marketable securities and all other property may be assigned such value as the Board of Directors of the Corporation determines to be the fair value. All matters concerning the valuation of the properly of the Corporation, the determination of earnings and profits and accounting procedures not specifically and expressly provided for by the terms of this Certificate of Incorporation shall be determined by the Board of Directors of the Corporation, whose determination shall, when made in good faith and with due care to the performance of its duties, be final and conclusive as to all of the holders of outstanding shares of the Corporation.

          2. Voting Rights.
             -------------

          2.01. Except as expressly required by statute, each share of Common Stock shall be entitled to one vote per share on all matters voted on by the stockholders.

          2.02. As permitted by Section 242(b)(2) of the Delaware General Corporation Law, the number of authorized shares of any class of the Corporation's Common Stock may be increased at any time and from time to time by the affirmative vote of the holders of a majority of the shares of Common Stock then outstanding.

          FIFTH:

          1. Stockholder Actions. Any action required or permitted to be taken by the Corporation's stockholders must be effected at a duly called annual or special meeting of stockholders.

          2. Special Meetings. A special meeting of the stockholders of the Corporation may be called at any time by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer and shall be called by the Chairman of the Board, the President and the Chief Executive Officer or the Secretary at the request in writing of stockholders holding together at least fifty percent (50%) of the number of shares of stock outstanding and entitled to vote at such meeting. Any special meeting of the stockholders shall be held on such date, at such time and at such place within or without the State of Delaware as the Board of Directors or the officer calling the meeting may designate. At a special meeting of stockholders, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting unless all of the stockholders are present in person or by proxy, in which case any and all business may be transacted at the meeting even though the meeting is held without notice.

          3. Consents in writing. Any action required or permitted to be taken by the Corporation's stockholders may not be effected by consent in writing."

          SIXTH: Elections of directors need not be by ballot unless the By-Laws of the Corporation so provide.

          SEVENTH: The Board of Directors of the Corporation may make By-laws and from time to time may alter, amend or repeal By-laws.

          EIGHTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a Director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director.

          NINTH:

          1. Nature of Indemnity. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he (or a person of whom he is the legal representative), is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee, fiduciary or agent or in any other capacity while serving as a director, officer, employee, fiduciary or agent, shall be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including attorneys' fees actually and reasonably incurred by such person in connection with such proceeding) and such indemnification shall inure to the benefit of his heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this Article Ninth, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article Ninth shall be contract right and, subject to Sections 2 and 5, shall include the right to payment by the Corporation of the expenses incurred in defending any such proceeding in advance of its final disposition. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

          2. Procedure for Indemnification of Directors and Officers. Any indemnification of a director or officer of the Corporation under Section 1 of this Article Ninth or advance of expenses under Section 5 of this Article Ninth shall be made promptly, and in any event within 30 days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article Ninth is required, and the Corporation fails to respond within sixty days to a written request for indemnity, the
Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within 30 days, the right to indemnification or advances as granted by this Article Ninth shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation . Neither the failure of the Corporation (including the Board of Directors, independent legal counsel, or it stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or it stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the application standard of conduct.

          3. Nonexclusivity of Article Ninth. The rights conferred in this Article Ninth to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition shall not be exclusive of any other right which any person may have or hereafter acquire under any stature, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

          4. Insurance. The Corporation may purchase and maintain insurance on its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article Ninth.

          5. Expenses. Expenses incurred by any person described in Section 1 of this Article Ninth in defending a proceeding shall be paid by the Corporation in advance of such proceeding's final disposition, unless otherwise reasonably determined by the Board of Directors for good reason; in each case upon receipt of an undertaking by or on behalf of the director or office to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

          6. Employees and Agents. Persons who are not covered by the foregoing provisions of this Article Ninth and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employee or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the Board of Directors.

          7. Contract Rights. The provision of this Article Ninth shall be deemed to be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article Ninth and the relevant provisions of the General Corporation Law of the State of Delaware or other applicable law are in effect, and any repeal or modification of this Article Ninth or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

          8. Merger or Consolidation. For purposes of this Article Ninth, reference to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation  or is or  was  serving  at the  request  of  such  constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article Ninth with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued."

          TENTH: The Corporation reserves the right to amend or repeal any provisions contained in this Amended and Restated Certificate of Incorporation from time to time and at any time in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred upon stockholders and directors are granted subject to such reservation, except that the contract rights described in Article Ninth may no be abrogated by reason of any such amendment.


                                                                 Exhibit B

                              AMENDED BY-LAWS


                                     OF


                     METTLER-TOLEDO INTERNATIONAL INC.


                                 ARTICLE I

                                Stockholders
                                ------------

          SECTION 1. Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held on such date, at such time and at such place within or without the State of Delaware as may be designated by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may be properly brought before the meeting.

          SECTION 2. Special Meetings. Except as otherwise provided in the Certificate of Incorporation, a special meeting of the stockholders of the Corporation may be called at any time by the Board of Directors, the Chairman of the Board or the President and shall be called by the Chairman of the Board, the President or the Secretary at the request in writing of stockholders holding together at least twenty-five percent of the number of shares of stock outstanding and entitled to vote at such meeting. Any special meeting of the stockholders shall be held on such date, at such time and at such place within or without the State of Delaware as the Board of Directors or the officer calling the meeting may designate. At a special meeting of the stockholders, no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting unless all of the stockholders are present in person or by proxy, in which case any and all business may be transacted at the meeting even though the meeting is held without notice.

          SECTION 3. Notice of Meetings. Except as otherwise provided in these BY-LAWS or by law, a written notice of each meeting of the stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of the Corporation entitled to vote at such meeting at his address as it appears on the records of the Corporation. The notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

          SECTION 4. Quorum. At any meeting of the stockholders, the holders of a majority in number of the total outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum of the stockholders for all purposes, unless the representation of a larger number of shares shall be required by law, by the Certificate of Incorporation or by these By-Laws, in which case the representation of the number of shares so required shall constitute a quorum; provided that at any meeting of the stockholders at which the holders of any class of stock of the Corporation shall be entitled to vote separately as a class, the holders of a majority in number of the total outstanding shares of such class, present in person or represented by proxy, shall constitute a quorum for purposes of such class vote unless the representation of a larger number of shares of such class shall be required by law, by the Certificate of Incorporation or by these By-Laws.

          SECTION 5. Adjourned Meetings. Whether or not a quorum shall be present in person or represented at any meeting of the stockholders, the holders of a majority in number of the shares of stock of the Corporation present in person or represented by Proxy and entitled to vote at such meeting may adjourn from time to time; provided, however, that if the holders of any class of stock of the Corporation are entitled to vote separately as a class upon any matter at such meeting, any adjournment of the meeting in respect of action by such class upon such matter shall be determined by the holders of a majority of the shares of such class present in person or represented by proxy and entitled to vote at such meeting. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the stockholders, or the holders of any class of stock entitled to vote separately as a class, as the case may be, may transact any business which might have been transacted by them at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

          SECTION 6. Organization. The Chairman of the Board or, in his absence, the President shall call all meetings of the stockholders to order, and shall act as Chairman of such meetings. In the absence of the Chairman of the Board and the President, the holders of a majority in number of the shares of stock of the Corporation present in person or represented by proxy and entitled to vote at such meeting shall elect a Chairman.

          The Secretary of the Corporation shall act as Secretary of all meetings of the stockholders; but in the absence of the Secretary, the Chairman may appoint any person to act as Secretary of the meeting. It shall be the duty of the Secretary to prepare and make, at least ten days before every meeting of stockholders, a complete list of stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held, for the ten days next preceding the meeting, to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, and shall be produced and kept at the time and place of the meeting during the whole time thereof and subject to the inspection of any stockholder who may be present.

          SECTION 7. Voting. Except as otherwise provided in the Certificate of Incorporation or by law, each stockholder shall be entitled to one vote for each share of the capital stock of the Corporation registered in the name of such stockholder upon the books of the Corporation. Each stockholder entitled to vote at meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. When directed by the presiding officer or upon the demand of any stockholder, the vote upon any matter before a meeting of stockholders shall be by ballot. Except as otherwise provided by law or by the Certificate of Incorporation, Directors shall be elected by a plurality of the votes cast at a meeting of stockholders by the stockholders entitled to vote in the election and, whenever any corporate action, other than the election of Directors is to be taken, it shall be authorized by a majority of the votes cast at a meeting of stockholders by the stockholders entitled to vote thereon.

          Shares of the capital stock of the Corporation belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes.

          SECTION 8. Inspectors. When required by law or directed by the presiding officer or upon the demand of any stockholder entitled to vote, but not otherwise, the polls shall be opened and closed, the proxies and ballots shall be received and taken in charge, and all questions touching the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided at any meeting of the stockholders by two or more Inspectors who may be appointed by the Board of Directors before the meeting, or if not so appointed, shall be appointed by the presiding officer at the meeting. If any person so appointed fails to appear or act, the vacancy may be filled by appointment in like manner.

          SECTION 9. Consent of Stockholder in Lieu of Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken or which may be taken at any annual or special meeting of the stockholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of any such corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

          SECTION 10. Advance Notice Provisions for Election of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 10 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this
Section 10.

          In addition to any other applicable requirements, for a nomination to be made by a stockholder such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

          To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than sixty
(60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

          To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy, at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

          No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 10. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

          SECTION 11. Advance Notice Provisions for Business to be Transacted at Annual Meeting. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 11 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 11.

          In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

          To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

          To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

          No  business   shall  be  conducted  at  the  annual  meeting  of
stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 11, provided, however that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 11 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

          SECTION 12. Order of Business. The order of business at all meetings of the stockholders shall be determined by the Chairman of the meeting.


                                 ARTICLE 11

                             Board of Directors
                             ------------------

          SECTION 1. Number and Term of Office. The business and affairs the Corporation shall be managed by or under the direction of eight (8) Directors, who need not be stockholders of the Corporation. The Directors shall, except as hereinafter otherwise provided for filling vacancies, be elected at the annual meeting of stockholders, and shall hold office until their respective successors are elected and qualified or until their earlier resignation or removal. The number of Directors may be altered from time to time by amendment of these By-Laws.

          SECTION 2. Removal, Vacancies and Additional Directors. The stockholders may, at any special meeting the notice of which shall state that it is called for that purpose, remove, with or without cause, any Director and fill the vacancy; provided that whenever any Director shall have been elected by the holders of any class of stock of the Corporation voting separately as a class under the provisions of the Certificate of Incorporation, such Director may be removed and the vacancy filled only by the holders of that class of stock voting separately as a class. Vacancies caused by any such removal and not filled by the stockholders at the meeting at which such removal shall have been made, or any vacancy caused by the death or resignation of any Director or for any other reason, and any newly created directorship resulting from any increase in the authorized number of Directors, may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, and any Director so elected to fill any such vacancy or newly created directorship shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

          When one or more Directors shall resign effective at a future date, a majority of Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office as herein provided in connection with the filling of other vacancies.

          SECTION 3. Place of Meeting. The Board of Directors may hold its meetings in such place or places in the State of Delaware or outside the State of Delaware as the Board from time to time shall determine.

          SECTION 4. Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as the Board from time to time by resolution shall determine. No notice shall be required for any regular meeting of the Board of Directors; but a copy of every resolution fixing or changing the time or place of regular meetings shall be mailed to every Director at least five days before the first meeting held in pursuance thereof.

          SECTION 5. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by direction of the Chairman of the Board, the President or by any two of the Directors then in office.

          Notice of the day, hour and place of holding of each special meeting shall be given by mailing the same at least two days before the meeting or by causing the same to be delivered personally or transmitted by telegraph, facsimile, telex or sent by certified, registered or overnight mail at least one day before the meeting to each Director. Unless otherwise indicated in the notice thereof, any and all business other than an amendment of these By-Laws may be transacted at any special meeting, and an amendment of these By-Laws may be acted upon if the notice of the meeting shall have stated that the amendment of these By-Laws is one of the purposes of the meeting. At any meeting at which every Director shall be present, even though without any notice, any business may be transacted, including the amendment of these By-Laws.

          SECTION 6. Quorum. Subject to the provisions of Section 2 of this
Article II, a majority of the members of the Board of Directors in office (but in no case less than one-third of the total number of Directors nor less than two Directors) shall constitute a quorum for the transaction of business and the vote of the majority of the Directors present at any meeting of the Board of Directors at which a quorum is present shall be the act of the Board of Directors. If at any meeting of the Board there is less than a quorum present, a majority of those present may adjourn the meeting from time to time.

          SECTION 7. Organization. The Chairman of the Board or, in his absence, the President shall preside at all meetings of the Board of Directors. In the absence of the Chairman of the Board and the President, a Chairman shall be elected from the Directors present. The Secretary of the Corporation shall act as Secretary of all meetings of the Directors; but in the absence of the Secretary, the Chairman may appoint any person to act as Secretary of the meeting.

          SECTION 8. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided by resolution passed by a majority of the whole Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and the affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporations property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending these By-Laws; and unless such resolution, these By-Laws, or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

          SECTION  9.  Conference  Telephone  Meetings.   Unless  otherwise
restricted by the Certificate of Incorporation or by these By-Laws, the members of the Board of Directors or any committee designated by the Board, may participate in a meeting of the Board or such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

          SECTION 10. Consent of Directors or Committee in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.


                                ARTICLE III

                                  Officers
                                  --------

          SECTION 1. Officers. The officers of the Corporation shall be a Chairman of the Board, a President, one or more Vice Presidents, a Chief Financial Officer, a Secretary and a Treasurer, and such additional officers, if any, as shall be elected by the Board of Directors pursuant to the provisions of Section 7 of this Article III. The Chairman of the Board, the President, one or more Vice Presidents, a Chief Financial Officer, the Secretary and the Treasurer shall be elected by the Board of Directors at its first meeting after each annual meeting of the stockholders. The failure to hold such election shall not of itself terminate the term of office of any officer. All officers shall hold office at the pleasure of the Board of Directors. Any officer may resign at any time upon written notice to the Corporation. Officers may, but need not, be Directors. Any number of offices may be held by the same person.

          All officers, agents and employees shall be subject to removal, with or without cause, at any time by the Board of Directors. The removal of an officer without cause shall be without prejudice to his contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. All agents and employees other than officers elected by the Board of Directors shall also be subject to removal, with or without cause, at any time by the officers appointing them.

          Any vacancy caused by the death of any officer, his resignation, his removal, or otherwise, may be filled by the Board of Directors, and any officer so elected shall hold office at the pleasure of the Board of Directors.

          In addition to the powers and duties of the officers of the Corporation as set forth in these By-Laws, the officers shall have such authority and shall perform such duties as from time to time may be determined by the Board of Directors.

          SECTION 2. Powers and Duties of the Chairman of the Board. The Chairman of the Board shall preside at all meetings of the stockholders and at all meetings of the Board of Directors and shall have such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors.

          SECTION 3. Powers and Duties of the President. The President shall be the chief executive officer of the Corporation and, subject to the control of the Board of Directors and the Chairman of the Board, shall have general charge and control of all its operations and shall perform all duties incident to the office of President. In the absence of the Chairman of the Board, he shall preside at all meetings of the stockholders and at all meetings of the Board of Directors and shall have such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors or the Chairman of the Board.

          SECTION 4. Powers and Duties of the Vice Presidents. Each Vice President shall perform all duties incident to the office of Vice President and shall have such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors, the Chairman of the Board or the President.

          SECTION 5. Powers and Duties of the Chief Financial Office. The Chief Financial Officer shall be the principal financial officer of the Corporation, and shall be in charge of, and have control over, all financial accounting and tax matters regarding the Corporation. The Chief Financial Officer shall have such other powers and perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors, the Chairman of the Board or the President.

          SECTION 6. Powers and Duties of the Secretary. The Secretary shall keep the minutes of all meetings of the Board of Directors and the minutes of all meetings of the stockholders in books provided for that purpose; he shall attend to the giving or serving of all notices of the Corporation; he shall have custody of the corporate seal of the Corporation and shall affix the same to such documents and other papers as the Board of Directors, the Chairman of the Board or the President shall authorize and direct; he shall have charge of the stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors, the Chairman of the Board or the President shall direct, all of which shall at reasonable times be open to the examination of any Director, upon application, at the office of the Corporation during business hours; and he shall perform duties incident to the office of Secretary and shall also have such other powers and shall perform such other duties as may from time to time be assigned to him by these By-Laws or the Board of Directors, the Chairman of the Board or the President.

          SECTION 7. Powers and Duties of the Treasurer. The Treasurer shall act at the direction of the Chief Financial Officer. At the direction of the Chief Financial Officer, the Treasurer shall have custody of, and when proper shall pay out, disburse or otherwise dispose of, all funds and securities of the Corporation which may have come into his hands; he may endorse on behalf of the Corporation for collection checks, notes and other obligations and shall deposit the same to the credit of the Corporation in such bank or banks or depository or depositories as the Board of Directors may designate; he shall enter or cause to be entered regularly in the books of the Corporation kept for the purpose full and accurate accounts of all moneys received or paid or otherwise disposed of by him and whenever required by the Board of Directors, or the President or Chief Financial Officer shall render statements of such accounts; he shall, at all reasonable times, exhibit his books and accounts to any Director of the Corporation upon application at the office of the Corporation during business hours; and he shall perform all duties incident to the office of Treasurer and shall also have such other powers and shall perform such other duties as may from time to time be assigned to him by these By-Laws or by the Board of Directors, the Chairman of the Board, or the President or the Chief Financial Officer.

          SECTION 8. Additional Officers. The Board of Directors may from time to time elect such other officers (who may but need not be Directors), including a Controller, Assistant Treasurers, Assistant Secretaries and Assistant Controllers, as the Board may deem advisable and such officers shall have such authority and shall perform such duties as may from time to time be assigned to them by the Board of Directors, the Chairman of the Board or the President.

          The Board of Directors may from time to time by resolution delegate to any Assistant Treasurer or Assistant Treasurers any of the powers or duties herein assigned to the Treasurer; and may similarly delegate to any Assistant Secretary or, Assistant Secretaries any of the powers or duties herein assigned to the Secretary.

          SECTION 9. Giving of Bond by Officers. All officers of the Corporation, if required to do so by the Board of Directors, shall furnish bonds to the Corporation for the faithful performance of their duties, in such penalties and with such conditions and security as the Board shall require.

          SECTION 10. Voting Upon Stocks. Unless otherwise ordered by the Board of Directors, the Chairman of the Board, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend and to act and to vote, or in the name of the Corporation to execute proxies to vote, at any meetings of stockholders of any corporation in which the Corporation may hold stock, and at any such meetings shall possess and may exercise, in person or by proxy, any and all rights, powers and privileges incident to the ownership of such stock. The Board of Directors may from time to time, by resolution, confer like powers upon any other person or persons.

          SECTION 11. Compensation of Officers. The officers of the Corporation shall be entitled to receive such compensation for their services as shall from time to time be determined by the Board of Directors.


                                 ARTICLE IV

                           Stock-Seal-Fiscal Year
                           ----------------------

          SECTION 1. Certificates For Shares of Stock. The certificates for shares of stock of the Corporation shall be in such form, not inconsistent with the Certificate of Incorporation, as shall be approved by the Board of Directors. All certificates shall be signed by the Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and shall not be valid unless so signed.

          In case any officer or officers who shall have signed any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates had not ceased to be such officer or officers of the Corporation.

          All certificates for shares of stock shall be consecutively numbered as the same are issued. The name of the person owning the shares represented thereby with the number of such shares and the date of issue thereof shall be entered on the books of the Corporation.

          Except as hereinafter provided, all certificates surrendered to the Corporation for transfer shall be canceled, and no new certificates shall be issued until former certificates for the same number of shares have been surrendered and canceled.

          SECTION 2. Lost, Stolen or Destroyed Certificates. Whenever person owning a certificate for shares of stock of the Corporation alleges that it has been lost stolen or destroyed, he shall in the office of the Corporation an affidavit setting forth, to the best of his knowledge and belief, the time, place and circumstances of the loss, theft or destruction, and, if required by the Board of Directors, a bond of indemnity or other indemnification sufficient in the opinion of the Board of Directors to indemnify the Corporation and its agents against any claim that may be made against it or them on account of the alleged loss, theft or destruction of any such certificate or the issuance of a new certificate in replacement therefor. Thereupon the Corporation may cause to be issued to such person a new certificate in replacement for the certificate alleged to have been lost, stolen or destroyed. Upon the stub of every new certificate so issued shall be noted the fact of such issue and the number, date and the name of the registered owner of the lost, stolen or destroyed certificate in lieu of which the new certificate is issued.

          SECTION 3. Transfer of Shares. Shares of stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney duly authorized in writing, upon surrender and cancellation of certificates for the number of shares of stock to be transferred, except as provided in the preceding section.

          SECTION 4. Regulations. The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

          SECTION 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, as the case may be, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

          If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          SECTION 6. Dividends. Subject to the provisions of the Certificate of Incorporation, the Board of Directors shall have power to declare and pay dividends upon shares of stock of the Corporation, but only out of funds available for the payment of dividends as provided by law.

          Subject to the provisions of the Certificate of Incorporation, any dividends declared upon the stock of the Corporation shall be payable on such date or dates as the Board of Directors shall determine. If the date fixed for the payment of any dividend shall in any year fall upon a legal holiday, then the dividend payable on such date shall be paid on the next day not a legal holiday.

          SECTION 7. Corporate Seal. The Board of Directors shall provide a suitable seal, containing the name of the Corporation, which seal shall be kept in the custody of the Secretary. A duplicate of the seal may be kept and be used by any officer of the Corporation designated by the Board of Directors, the Chairman of the Board or the President.

          SECTION 8. Fiscal Year. The fiscal year of the Corporation shall be such fiscal year as the Board of Directors from time to time by resolution shall determine.


                                 ARTICLE V

                          Miscellaneous Provisions
                          ------------------------

          SECTION 1. Checks, Notes, Etc. All checks, drafts, bills of exchange, acceptances, notes or other obligations or orders for the payment of money shall be signed and, if so required by the Board of Directors, countersigned by such officers of the Corporation and/or other persons as the Board of Directors from time to time shall designate.

          Checks,   drafts,   bills  of   exchange,   acceptances,   notes,
obligations and orders for the payment of money made payable to the Corporation may be endorsed for deposit to the credit of the Corporation with a duly authorized depository by the Treasurer, or otherwise as the Board of Directors may from time to time, by resolution, determine.

          SECTION 2. Loans. No loans and no renewals of any loans shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized so to do, any officer or agent of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loan and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the
Corporation. When authorized so to do, any officer or agent of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same. Such authority may be general or confined to specific instances.

          SECTION 3. Waivers of Notice. Whenever any notice whatever is required to be given by law, by the Certificate of Incorporation or by these By-Laws to any person or persons, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

          SECTION 4. Offices Outside of Delaware. Except as otherwise required by the laws of the State of Delaware, the Corporation may have an office or offices and keep its books, documents and papers outside of the State of Delaware at such place or places as from time to time may be determined by the Board of Directors, the Chairman of the Board or the President.

          SECTION 5. Indemnification of Directors, Officers and Employees. The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation or is or was serving, at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.


                                 ARTICLE VI

                                 Amendments
                                 ----------

          These By-Laws and any amendment thereof may be altered, amended or repeated, or new By-Laws may be adopted, by the Board of Directors at any regular or special meeting by the affirmative vote of a majority of all of the members of the Board, provided in the case of any special meeting at which all of the members of the Board are not present, that the notice of such meeting shall have stated that the amendment of these By-Laws was one of the purposes of the meeting; but these By-Laws and any amendment thereof, including the By-Laws adopted by the Board of Directors, may be altered, amended or repealed and other By-Laws may be adopted by the holders of a majority of the total outstanding stock of the Corporation entitled to vote at any annual meeting or at any special meeting, provided, in the case of any special meeting, that notice of such proposed alteration, amendment, repeal or adoption is included in the notice of the meeting.